Exhibit 99.1

NASDAQ RSCR: November 2007

Forward-Looking Statements Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

Mission Statement ResCare is Respect and Care. Assisting people to reach their highest level of independence. We are dedicated and caring people who form a company providing excellent human services that enhance the lives of individuals. With efficiency and effectiveness, we strive to provide the highest measurable quality supports for the people and organizations we serve, our employees, our shareholders and our communities. We serve with skill, compassion, respect and care.

Business Overview

Overview of ResCare A leading provider of residential, training, educational and support services for people with special needs. Operating segments: Community Services – Nation’s largest provider of services for individuals with mental retardation or other developmental disabilities Employment Training Services – Job training and employment placement to assist people entering or re-entering the workforce Job Corps Training Services – Educational and vocational skills training to assist 16-24 year old disadvantaged youth Other – Primarily Alternative Education Provides services in 37 states, Washington DC, Canada, Puerto Rico and Haiti 40,000 Employees CEO: Ralph Gronefeld, Jr. Headquarters: Louisville, KY LTM 09/30/07 EBITDA from continuing operations = $104 million (7.4% revenues)

Revenue Mix Revenue Mix (LTM 9/30/07) Job Corps Training Services (Dept. of Labor) 11.7% Employment Training Services (Depts. Of Labor & HHS) 13.8% Other 1.4% Community Services (State Medicaid & Private Pay) 73.1%

Geographic Presence

37 states, Canada, Washington DC, Puerto Rico & Haiti


WA
OR
ID
NV
CA
UT
AZ
CO
NM
NE
KS
OK
TX
IA
MO
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NJ
MD
PR
Niagara-on-the-Lake, Ontario, Canada

Five Largest Revenue States:
- Texas
- Indiana
- California
- Kentucky
- Florida

7

4.6 million people with developmental disabilities in U.S. Residential Services 490,000 Waiting Lists >100,000 Family Caregivers 2.8 million Other 1.4 million 25% of family caregivers 60 years old+ Community Services - Disabilities Demographics Residential Services is $40B market ResCare is largest provider with 5% of people served Largest competitor is National Mentor Approximately 4,000-5,000 small providers Highly fragmented industry Pressure on system for additional funding

Periodic In-Home Services State Institution/ Larger Facilities Self Directed Services Community Services – Disabilities Delivery Models Model # Sites People Served Revenues (in millions) (LTM 9/30/07) Day Habilitation Services Supported Employment ICF/MR or Waiver Home (24/7 Supports) $269 20,000 -- -- -- -- $34 2,000 -- 1,000 17 $1,025 33,000 10,000 3,200 $722

Job Corps Centers Federal, State and Local Work Force Programs Employment Training Services Group — Delivery Models & Demographics Model # Sites People Served Revenues (in millions) (LTM 9/30/07) Alternative Schools $194 28,000 $164 6,000 17 $378 35,000 $20 1,000 14 7 million unemployed in the United States. 3.8 million youth between the ages of 16-24 are not enrolled in high school, have not graduated from high school or have not earned a general equivalency diploma (GED). 19 million children attend alternative schools, both public and private. 250

ResCare Growth Strategy Compete for new contracts WIA/TANF contracts Expand service offerings with existing/ new clients Periodic Services Contract Add-ons Service offering expansion Pharmacy/ Rest Assured A multitude of private providers Regional players with attractive scale/scope Local players with entrenched position Reasonable valuation multiples (4.0x-5.0x) Nine transactions in 2007 $92 million annualized revenue Continue to invest in technology to improve efficiencies Staff Utilization Continued focus on risk management Significant economies of scale with national footprint Organic Revenue Growth Cost Rationalization Acquisitions

Financial Overview

Results of Operations ($ in millions) Revenue % growth (E) Guidance as of 05/10/07) $1.02 $ 1,047 FY 2005 1 $1.27 - $1.30 $1.27 $0.75 Diluted EPS2 from continuing ops. $1,450 $1,302 $ 966 Revenue Guidance 20073 FY 2006 1 FY 2004 2 ($ in millions except EPS) Revenue Growth – Recently Accelerating EBITDA and Margin Growth Improvement Strong Cash Flow from Operations and Free Cash Flow Historical Operating Results and Guidance 4.5% 8.4% 24.4% 11.4% ($ in millions) EBITDA Margin Results exclude refinancing costs (2005) Results are from continuing operations ($ in millions) Cash Flow Operations Capital Expenditure (1) Actual results exclude specified items. (2) Excludes impact of accounting for non-cash beneficial conversion feature in 2004. (3) Guidance as of November 6, 2007. 6.8% 7.6% 7.7% $66 $80 $100 $966 $1,047 $1,302 $1,450 2004 2005 2006 2007(E) 2004 2005 2006 $41.8 $16.0 $44.6 $14.2 $36.2 $17.3 2004 2005 2006

Business Segments LTM 9/30/07 ($ in millions) Community Services Job Corps Training Services Employment Training Services Other G & A Consolidated Totals Revenues $ 1,025 . 3 $ 1 6 4 . 1 $ 19 3 . 8 $ 20 . 0 - $ 1, 403 . 2 Operating income $ 1 1 1. 5 $1 6 . 6 $ 1 7 . 0 $ 1. 4 $( 6 1 . 4 ) $ 8 5 . 1 Add: D & A $ 9. 7 - $ 2 . 0 $ 0 . 5 $ 6 . 9 $ 1 9 . 1 EBITDA $1 21 . 2 $1 6 . 6 $ 1 9 . 0 $ 1. 9 $( 5 4 . 5 ) $ 10 4 . 2 EBITDA ( 9 /0 7 ) 1 1 . 8% 10. 1% 9 . 8% 9 . 5% ( 3.9%) 7. 4 % EBITDA (6/07) 12. 1% 10.5% 8.5% 9.1% ( 3.9%) 7. 5%

Historical Balance Sheet * Target Total Debt / EBITDA is 2.5x or lower. ($ in millions) FY 2005 FY 200 6 9 / 30 /07 Cash, short term inv. $37 $6 $ 10 A/R 161 198 201 Net PP & E 74 76 80 Total Assets $60 1 $726 $7 81 Senior Bank Debt - 55 40 Senior Unsecured Debt 150 150 150 Other Debt / Leases 7 5 5 Total Debt 157 210 195 Equity $302 $351 $3 93 Total debt/ book capitalization 34% 37% 33 % Total Debt / EBITDA 2.0 x 2.1x 1.9 x

 ($ in millions, except EPS) LTM FY 2005 FY 2006 9/30/07 Income from continuing operations 24.8 $ 42.0 $ 43.8 $ Add: Specified Items: Capital/Refinancing related 11.9 - - Less: Tax effect of refinancing (4.0) - - Non-GAAP net income from continuing operations 32.7 42.0 43.8 Add: Depreciation and amortization 13.5 16.9 19.1 Interest expense, net 17.4 17.8 18.3 Income taxes 16.4 23.4 23.0 EBITDA 80.0 $ 100.1 $ 104.2 $ EPS as reported 0.77 $ 1.27 $ 1.31 $ Capital refinancing 0.25 - - Non-GAAP EPS from continuing operations 1.02 $ 1.27 $ 1.31 $ Reconciliation Non-GAAP Information

NASDAQ RSCR: November 2007